Series One – Page 1

Dear Shareholders:

     I am pleased to deliver to you the American Growth Fund Series One Annual Report for the year ending July 31, 2017.

     Over the past six months the world has seen continued turmoil not only within the Trump administration, but also between the United States and Russia and between the United States (and the world) and North Korea. North Korea has continued to test the world with its nuclear weapons advancements as well as with its intercontinental ballistic missile program. Domestically there continues to be infighting within as well as between the presidential and legislative branches of our government. However, cooler heads have prevailed and markets have remained calm during these crisises. The Standard & Poors 500 Index closed out the year at 2238.83 and in the past six months (up to July 31, 2017) has grown to 2470.30. Likewise, the better known Dow Jones Industrial Average ended the year at 19,762.60 and in the past six months (up to July 31, 2017) has grown to 21,349.63. The S&P 500 has added $2.04 trillion in market value since Trump's election last November through September 25, 2017, according to Howard Silverblatt, senior Index analyst at S&P Dow Jones Indices.1

Investment Strategy

     Your Investment Committee uses a fundamental top down approach to manage your portfolio. First, we look at the general economic outlook, then we look at the industries that we feel have the biggest growth potential in the current and upcoming economies. From that, our objective is to choose the best companies in those industries. Many of these companies are established, large cap (defined as companies with a market capitalization of $5 billion or more) securities many of which are household names that you will easily recognize.

Performance Overview

     Series One is invested primarily in large cap, growth-oriented domestic common stocks. When you examine the portfolio on the following pages you will note while the largest investment sector is Diversified Company Industry at 10.92% of your portfolio, the largest security in your portfolio is Charter Communication at $1,226,286 that is a leading internet/media provider.

     Your American Growth Fund Series One Class A Shares delivered you an 11.82% return since July 31, 2016 through close of business on July 31, 2017. The Dow Jones Industrial Average posted a gain of 21.81% while the S&P 500 posted a gain of 16.04% for the same time period as listed above. Of the stocks in your Series One portfolio, most of them contributed to the growth of the Fund. The top three active performing investments were Charter Communication whose market value rose 65.61% (a total portfolio gain of 3.44%), Teradyne Inc. whose market value rose 74.34% (a total portfolio gain of 3.43%) and Lincoln National Corp. whose market value rose 67.04% (a total portfolio gain of 2.53%).

Series One – Page 2

     Unfortunately, not all investments fared as well. General Electric’s market value fell 17.28% (a total portfolio loss of 0.88%), Dollar Tree, Inc.’s market value fell 24.99% (a total portfolio loss of 0.62%) and Bristol Myers’ market value fell 23.02% (a total portfolio loss of 0.50%).

     The investment sectors that had the most positive influence on your Series One portfolio were Cable TV, Semiconductor Capital Equipment and Insurance (Life). The investment sectors that had the most adverse effect on your portfolio were Retail Store, Drug and Retail (Apparel & Specialty).

     Additional data, including long-term performance data, can be located on page 32 of this report. Past performance is no guarantee of future results.

Manager’s Discussion

     One of the more important political topics in front of us that may affect your portfolio’s performance is still Tax Reform. President Trump has vowed to deliver major tax cuts to both the middle class and business community2. President Trump stated, “Well we’re going to get a big reduction, we’re going to bring business down to 15% to 20% from 36% and 38% and higher in some instances. We are the highest taxed nation in the world. And we are going to bring taxes way down” 3. The markets have anticipated that there will be some type of tax reform from Washington D.C., and the effect of this tax reform should increase the corporate bottom lines and their earnings would increase. One of the biggest beneficiaries from tax reform would be the information technology sector, the stalwart of the U.S. stock market since Nov. 8, [2016].1

     The American economy continues to improve, evidenced by the real gross domestic product (GDP) increase of an annual rate of 3.0 percent in the second quarter of 2017, according to the "second" estimate released by the Bureau of Economic Analysis. In the first quarter, real GDP increased 1.2 percent.4 With this second estimate for the second quarter, the general picture of economic growth remains the same; increases in personal consumption expenditures and in nonresidential fixed investment were larger than previously estimated. These increases were partly offset by a larger decrease in state and local government spending.4 Additionally, the unemployment rate decreased slightly to 4.4% in August of 2017. In the past twelve months unemployment rates have varied between 4.9% and 4.3%5.

     Over the next six months we will likely see some more changes in the world. Our Investment Committee will continue to monitor the dollar’s value against the world currencies, the price of oil and how it affects the world economy, the European and Chinese economies, as well as the global impact of economic sanctions against North Korea and any other world developments that might affect the U.S. economy and the stocks we are invested in.

Series One – Page 3

     As we look at these indicators of how our economy is doing, we generally continue to be optimistic. It is our hope that we will see continued growth in the upcoming months.

     My staff and I are always available to discuss your account or answer any questions you might have. Please call our toll free number, 800 525-2406 or, within Colorado, 303-626-0600.

American Growth Fund wishes you A Good Future!

Sincerely,

Timothy Taggart
President and Investment Committee Member
American Growth Fund, Inc.

1. https://www.cnbc.com/2017/09/12/sp-500s-value-has-soared-by-2-trillion-si From August 2013 to August 2017nce-donald-
trump-election.htm
2. http://www.cnbc.com/2017/03/19/white-house-tax-reform-may-begin-in-late-spring-spicer-says.html
3. http://www.westernjournalism.com/trump-promises-tax-reform-will-reaganesque-scope/
4. http://bea.gov/newsreleases/national/gdp/gdpnewsrelease.htm
5. http://data.bls.gov/timeseries/LNS14000000

Series One – Page 4

How American Growth Fund, Inc. Series One Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS
July 31, 2017

		Market
Description of Security	Shares	Value

COMMON STOCK

Diversified Company Industry 10.92%
Chemed Corp	4,693	$926,867)
(Operates two wholly owned subsidiaries: VITAS Healthcare Corp., end of life hospice care, and Roto-Rooter, plumbing and drain cleaning services.)
General Electric	22,826	584,574)
(One of the largest & most diversified industrial companies.)
Honeywell Intl Inc.	2,414	328,594)
(A Diversified technology and manufacturing company, serving customers worldwide with aerospace products and services, control, sensing and security technologies for buildings, homes, and industry; turbocharges and automotive products; and specialty chemicals, electronic and advanced materials, and process technology for refining and petrochemicals.)
		1,840,035)

Machinery Industry 8.33%
Middleby Corp*	7,817	1,021,526)
(Develops, manufactures, markets and services equipment used for commercial food cooking, preparation, and processing.)
Flowserve Corp	9,281	381,727)
(Makes, designs and markets fluid-handling equipment (pumps, valves and mechanical seals) for industries that use difficult-to-handle or corrosive fluids.)
		1,403,253)

Series One – Page 5

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS (continued)
July 31, 2017

			Market
Description of Security		Shares	Value

COMMON STOCK (continued)

Biotechnology Industry 7.87%
Amgen Inc.		5,287	$922,634)
(Utilizes biotechnology to develop human pharmaceutical products.)
Biogen Inc*		691	200,107)
(Is a biopharmaceutical company. It is engaged in discovering, developing, manufacturing and delivering therapies to patients for the treatment of neurodegenerative diseases, hematologic conditions and autoimmune disorders.)
Novo Nordisk A/S		3,490	147,976)
(A healthcare company that is engaged in the discovery, development, manufacturing and marketing of pharmaceutical products. The Company has two business segments: diabetes & obesity care and biopharmaceuticals.)
Bioverativ, Inc.*		891	55,215)
(A Biotechnology company that engages in the discovery, research, development, and commercialization of therapies for the treatment of hemophilia and other blood disorders.)
			1,325,932)

Entertainment Industry 7.29%
Time Warner, Inc.		11,026	1,129,283)
(A leading internet/media provider.)
Netflix, Inc.*		540	98,096)
(Provides multimedia content through the internet and subscription based platform for television shows, movies, and original series.)
			1,227,379)

Cable TV Industry	7.28%
Charter Communications, Inc*		3,129	1,226,286)
(Is a provider of cable services in the United States. The Company offers entertainment, information and communications solutions to residential and commercial customers.)

*Non-income producing security
See accompanying notes to financial statements.
Series One – Page 6

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS (continued)
July 31, 2017

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Computer Software and Services Industry 7.07%
Fair, Isaac & Co.		8,359	$1,191,575)
(Provides decision-making solutions to clients in the financial services, telecommunications and retail industries.)

Semiconductor Capital Equipment 6.71%
Teradyne, Inc		32,687	1,130,643)
(The world's largest producer of automated test equipment for semiconductors.)

Insurance (Life)	5.25%
Lincoln National Corporation Co		12,107	884,537)
(Through its subsidiaries, engages in multiple insurance and retirement businesses in the United States.)

Pharmacy Services 4.96%
Walgreens Boots Alliance		10,350	834,935)
(Operates a network of drugstores in the United States. It provides consumer goods and services, pharmacy, and health and wellness services through drugstores, as well as through mail, and by telephone and online.)

Computer & Peripherals Industry 4.02%
Cisco Systems		21,530	677,119)
(The leading supplier of high-performance inter-networking products.)

Railroad 3.46%
Kansas City Southern		5,655	583,539)
(A holding company that has railroad investments in the U.S., Mexico and Panama.)

*Non-income producing security
See accompanying notes to financial statements.
		Series One – Page 7

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS (continued)
July 31, 2017

			Market
Description of Security		Shares	Value

COMMON STOCK (continued)

Environmental Industry 3.05%
Waste Management		6,846	$514,477)
(The largest solid-waste disposal company in North America.)

Insurance Industry 3.05%
AXA ADS		17,428	513,603)
(The holding company of an international group of insurance and related financial services.)

Drug 3.02%
Bristol-Myers Squibb Company		5,131	291,954)
(Engages in discovering, developing and delivering medicines that help patients prevail over serious diseases.)
Johnson & Johnson		1,638	217,395)
(Engaged in the research and development, manufacture and sale of products in the health care field within its Consumer, Pharmaceutical and Medical Devices, and
Diagnostic business segments.)
			509,349)

Semiconductor Industry	2.79%
Intel Corp		13,240	469,623)
(A leading manufacturer of integrated circuits.)

*Non-income producing security
See accompanying notes to financial statements.
Series One – Page 8

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS (continued)
July 31, 2017

		Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Online Media 2.30%
Facebook Inc.*	1,221	$206,654))
(Operates a social networking website. The Company’s products are Facebook,
Instagram, Messenger, WhatsApp, and Oculus. Its products enable people to connect and share through mobile devices and personal computers.)
Alphabet Inc. Class A*	191	180,591)
(Engaged in improving the ways people connect with information & products including Search, Android, YouTube, Apps, Maps & Ads. It also produces internet-
connected home devices & provides internet services.)
		387,245)

Chemicals 1.75%
NewMarket Corp.	362	166,560)
(Manufactures and sells petroleum additives used in lubricating oils and fuels to enhance their performance in machinery, vehicles, and other equipment. The petroleum additives market has two products: lubricant additives and fuel additives.)
Balchem Corporation	1,659	128,738)
(Is engaged in the development, manufacture and marketing of specialty performance ingredients and products for the food, nutritional, feed, pharmaceutical, medical sterilization and industrial markets.)
		295,298)

Computer Hardware 1.58%
Apple Inc.	1,795	266,970)
(Designs, manufactures, & markets mobile communication & media devices, personal computers, & portable digital music plays, & sells a variety of related software, services, accessories, networking solutions, & third-party digital content.)

*Non-income producing security
See accompanying notes to financial statements.

Series One – Page 9

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS (continued)
July 31, 2017

			Market
Description of Security		Shares	Value

COMMON STOCK (continued)

Retail Store 1.54%
Dollar Tree, Inc.*		3,609	$260,137)
(Operates discount variety stores in the United States and Canada. Its stores offer merchandise primarily at the fixed price of $1.00.)

Oilfield Services & Equipment	1.24%
Schlumberger		1,724	118,266)
(The world's leading oilfield services company.)
RPC, Inc		4,388	90,876)
(Provides a range of oilfield services and equipment to the oil and gas companies primarily in the United States.)
			209,142)

Application Software 1.13%
Microsoft Corporation		2,625	190,838)
(Engaged in designing, manufacturing, selling devices, and online advertising. Its products include operating systems for computing devices, servers, phones and other devices.)

Farm & Construction Machinery 0.94%
Caterpillar Inc		1,389	158,277)
(Manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives. The Company is also a U.S.
exporter.)

Restaurants 0.90%
Starbucks Corporation		2,823	152,386)
(The roaster, marketer, & retailer of specialty coffee in the world, operating globally.
It sells a variety of coffee & tea products. It sells goods and services under brands including Teavana, Tazo, and Seattle's Best Coffee.)

*Non-income producing security
See accompanying notes to financial statements.
Series One – Page 10

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS (continued)
July 31, 2017

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Home Improvement Stores 0.77%
Home Depot Inc. (The)	871	$130,302
(Is a home improvement retailer. Its stores sell an assortment of building materials, home improvement and lawn and garden products and provide a number of services.)

Banks 0.69%
Wells Fargo & Company	2,146	115,755
(A diversified financial services company. It provides retail, corporate and commercial banking services, through banking stores and offices, the internet and other distribution channels to individuals, businesses and institutions )

Steel 0.58%
Nucor Corporation	1,680	96,886
(Are engaged in the manufacturing of steel and steel products.)

Insurance (Property and Causality) 0.37%
Selective Insurance Group, Inc.	1,220	61,793
(Are engaged in the manufacturing of steel and steel products.)

Retail (Defensive) 0.33%
Target Corporation	976	55,310
(Engaged in operating general merchandise discount stores in the United States)

Business Services 0.20%
Paychex, Inc.	571	33,032
(Is a provider of integrated payroll, human resources, insurance, and benefits outsourcing solutions for small- to medium-sized businesses in the United States.)

*Non-income producing security
See accompanying notes to financial statements.

Series One – Page 11

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested
STATEMENT OF INVESTMENTS (continued)
July 31, 2017

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Insurance (Specialty) 0.19%
Maiden Holdings LTD.	2,918	$32,390
(Provides reinsurance & insurance products & services to the regional and specialty property & casualty markets.)

Total Common Stocks (cost $8,309,780) – 99.58%		16,778,046

Total Investments, at Market Value (cost $8,309,780)	99.58%	16,778,046)
Other Assets, Less Liabilities	(0.42)%	(70,131)
Net Assets	100.00)% $16,848,177)

*Non-income producing security
See accompanying notes to financial statements.

Series One – Page 12

Financial Statements
AMERICAN GROWTH FUND, INC. SERIES ONE
STATEMENT OF ASSETS AND LIABILITIES, JULY 31, 2017

ASSETS:
Investments, at market value (cost $8,309,780)	$16,778,046
Cash	(149,717)
Receivables:
Shares of beneficial interest sold	0
Securities Sold	0
Dividends and interest	37,419
Litigation	28,199
Total assets	16,993,381
LIABILITIES:
Payable for capital stock redeemed	292
Payable for securities purchased	0
12b-1 fees	7,848
Management fee	14,212
Litigation payable	117,090
Other liabilities	5,762
Total liabilities	145,204
NET ASSETS	$16,848,177
COMPOSITION OF NET ASSETS:
Paid-in capital	$18,575,690
Accumulated net realized loss from investment transactions	(10,195,778)
Net unrealized appreciation of investments	8,468,265
Net assets	$16,848,177
NET ASSET VALUE PER SHARE:
Class A Shares:
Net asset value and redemption price per share (based on net assets of	$4.92
$7,777,499 and 1,581,167 shares of beneficial interest outstanding)
Maximum offering price per share (net asset value plus sales charge of 5.75% of	$5.22
offering price)
Class B Shares:
Net asset value, redemption price and offering price per share (based on net assets of $150,487	$4.22
and 35,646 shares of beneficial interest outstanding)
Class C Shares:
Net asset value, redemption price and offering price per share (based on net assets of	$4.20
$2,719,821 and 647,612 shares of beneficial interest outstanding)
Class D Shares:
Net asset value and redemption price per share (based on net assets of $6,200,370 and	$5.21
1,189,422 shares of beneficial interest outstanding)
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$5.53

See accompanying notes to financial statements.

Series One – Page 13

Financial Statements
AMERICAN GROWTH FUND, INC. SERIES ONE
STATEMENT OF OPERATIONS FOR THE YEAR ENDING JULY 31, 2017

INVESTMENT INCOME:
Dividends (Net of $1,011 foreign withholding tax)	$258,698
Interest	14
Total investment income	258,712

EXPENSES:
Investment advisory fees (Note 4)	166,014
Administration expenses (Note 4)	219,810
Transfer agent, shareholder servicing and data processing fees (Note 4)	59,059
Accounting Fees (Note 4)	60,000
Rent expense (Note 4)	115,793
Custodian fees	11,983
Professional fees	172,533
Registration and filing fees (Note 1):	45,976
Shareholder reports	31,894
Distribution and service fees (note 4):
Class A	22,953
Class B	1,454
Class C	27,148
Directors fees (Note 4)	63,286
Other expenses	61,756
Total expenses	1,059,659
Net Investment Loss	(800,947)

REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS:
Net realized gain on investments	1,295,829
Net change in unrealized appreciation on investments	1,332,420
Net gain on investments	(2,628,249)
Net increase in net assets resulting from operations	$1,827,302

See accompanying notes to financial statements.

Series One – Page 14

Financial Statements
AMERICAN GROWTH FUND, INC. SERIES ONE
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31, 2017	July 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss	$(800,947)	$(620,796)
Net realized gain on investments	1,295,829	1,127,830
Net change in unrealized appreciation on investments	1,332,420	(911,534)
Net increase (decrease) in net assets resulting from operations	1,827,302	(404,500)

BENEFICIAL INTEREST TRANSACTIONS:
Net decrease in net assets resulting from beneficial interest transactions (Note 2):
Class A	937,384	(296,420)
Class B	(10,048)	(7,857)
Class C	(261,215)	29,109
Class D	(575,422)	(360,002)
Net change in net assets derived from beneficial interest
transactions	90,699	(635,170)
Total increase	1,918,001	(1,039,670)
Net Assets - Beginning of year	14,930,176	15,969,846
Net Assets - End of year1	$16,848,177	$14,930,176
[1] Includes net investment loss	-	-

See accompanying notes to financial statements.

Series One – Page 15

Financial Highlights
AMERICAN GROWTH FUND, INC. SERIES ONE

	Class A
	Year Ended July 31,

	2017	2016	2015	2014	2013
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$4.40	$4.50	$4.02	$3.53	$2.76
Income (loss) from investment operations:
Net investment loss4	(0.22)	(0.18)	(0.16)	(0.13)	(0.10)
Net realized and unrealized gain (loss)	(0.74)	(0.08)	0.64	0.62	0.87
Total income (loss) from investment operations	0.52	(0.10)	0.48	0.49	0.77
Net Asset Value, End of Period	$4.92	$4.40	$4.50	$4.02	$3.53
Total Return at Net Asset Value1	11.8%	(2.2)%	11.9%	13.9%	27.9%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$7,777	$6,001	$6,469	$5,814	$5,921
Ratio to average net assets:
Net investment loss	(4.81)%	(4.33)%	(3.64)%	(3.32)%	(3.12)%
Expenses	6.37%	6.13%	5.30%	4.96%	4.68%
Portfolio Turnover Rate2	15%	3%	2%	8%	0	%3

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2017, aggregated $2,381,641 and $2,903,791, respectively.

3. Amount less than 0.5%.

4. Per share amounts have been calculated using the Average Shares Method

See accompanying notes to financial statements.

Series One – Page 16

Financial Highlights
AMERICAN GROWTH FUND, INC. SERIES ONE

	Class B
	Year Ended July 31,

	2017	2016	2015	2014	2013
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$3.80	$3.92	$3.53	$3.11	$2.46
Income (loss) from investment operations:
Net investment loss4	(0.22)	(0.18)	(0.17)	(0.14)	(0.10)
Net realized and unrealized gain (loss)	(0.64)	(0.06)	0.56	0.56	0.75
Total income (loss) from investment operations	0.42	(0.12)	0.39	0.42	0.65
Net Asset Value, End of Period	$4.22	$3.80	$3.92	$3.53	$3.11
Total Return at Net Asset Value1	11.1%	(3.1)%	11.0%	13.5%	26.4%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$150	$145	$159	$216	$356
Ratio to average net assets:
Net investment loss	(5.51)%	(5.02)%	(4.34)%	(4.05)%	(3.82)%
Expenses	7.07%	6.82%	6.01%	5.69%	5.38%
Portfolio Turnover Rate2	15%	3%	2%	8%	0	%3

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2017, aggregated $2,381,641 and $2,903,791, respectively.

3. Amount less than 0.5%.

4. Per share amounts have been calculated using the Average Shares Method

See accompanying notes to financial statements.

Series One – Page 17

Financial Highlights
AMERICAN GROWTH FUND, INC. SERIES ONE

	Class C
	Year Ended July 31,

	2017	2016	2015	2014	2013
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$3.79	$3.90	$3.51	$3.10	$2.44
Income (loss) from investment operations:
Net investment loss4	(0.22)	(0.18)	(0.17)	(0.14)	(0.10)
Net realized and unrealized gain (loss)	(0.63)	(0.07)	0.56	0.55	0.76
Total income (loss) from investment operations	0.41	(0.11)	0.39	0.41	0.66
Net Asset Value, End of Period	$4.20	$3.79	$3.90	$3.51	$3.10
Total Return at Net Asset Value1	10.8%	(2.8)%	11.1%	13.2%	27.1%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,720	$2,697	$2,753	$2,460	$2,162
Ratio to average net assets:
Net investment loss	(5.51)%	(5.02)%	(4.34)%	(4.02)%	(3.82)%
Expenses	7.07%	6.82%	6.00%	5.66%	5.38%
Portfolio Turnover Rate2	15%	3%	2%	8%	0	%3

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2017, aggregated $2,381,641 and $2,903,791, respectively.

3. Amount less than 0.5%.

4. Per share amounts have been calculated using the Average Shares Method

See accompanying notes to financial statements.

Series One – Page 18

Financial Highlights
AMERICAN GROWTH FUND, INC. SERIES ONE

	Six Months
	Ended	Class D
		Year Ended July 31,

		2017	2016	2015	2014	2013
Per Share Operating Data:
Net Asset Value,
Beginning of Period		$4.65	$4.74	$4.23	$3.69	$2.88
Income (loss) from investment operations:
Net investment loss4		(0.22)	(0.18)	(0.20)	(0.17)	(0.09)
Net realized and unrealized gain (loss)		(0.78)	(0.09)	0.71	0.71	0.90
Total income (loss) from investment operations		0.56	(0.09)	0.51	0.54	0.81
Net Asset Value, End of Period		$5.21	$4.65	$4.74	$4.23	$3.69
Total Return at Net Asset Value1		12.0%	(1.9)%	12.1%	14.6%	28.1%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)		$6,200	$6,087	$6,590	$6,468	$6,132
Ratio to average net assets:
Net investment loss		(4.51)%	(4.03)%	(3.34)%	(3.02)%	(2.82)%
Expenses		6.07%	5.83%	5.00%	4.65%	4.38%
Portfolio Turnover Rate2		15%	3%	2%	8%	0	%3

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2017, aggregated $2,381,641 and $2,903,791, respectively.

3. Amount less than 0.5%.

4. Per share amounts have been calculated using the Average Shares Method

See accompanying notes to financial statements.

Series One – Page 19

Notes to Financial Statements
American Growth Fund, Inc. Series One

1. Summary of Significant Accounting Policies
American Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting
Standards Codification Topic 946 “Financial Services – Investment Companies.” The Fund's primary investment objective is to seek capital appreciation. The Fund's investment advisor is Investment Research Corporation (IRC). The
Fund offers Class A, Class B, Class C and Class D shares. Class D shares are available to shareholders of accounts established prior to March 1, 1996. Class A and Class D have a maximum sales charge (load) imposed on purchases
(as a percentage of offering price) of 5.75%. Purchases of Class A and Class D shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of
1.0% of amounts redeemed within the first year of purchase. Class B has a maximum deferred sales charge
(Contingent Deferred Sales Charge) as a percentage of original purchase price or redemption proceeds, whichever is lower, for the first 2 years of 5%, 3rd & 4th years - 4%, 5th yr. - 3%, 6th yr. - 2%, 7th yr. - 1%. Class C has a maximum deferred sales charge as a percentage of original purchase price or redemption proceeds, whichever is lower, of 1% for the first year. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares seven years after date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
Reclassifications - Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.
For the year ended July 31, 2017, the following reclassifications were made:

Accumulated	Accumulated
Net Investment	Net Realized	Paid	-In
Loss	Loss		Capital .
$800,947	$0		$(800,947)

Investment Valuation – Investment securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.
Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Income Taxes - No provision for federal income or excise taxes has been made because the Fund intends to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014-2016), or expected to be taken in the Fund's 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado State and foreign jurisdictions where the Fund makes significant investments;
however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Series One – Page 20

Annual Report For the year ended July 31, 2017

Notes to Financial Statements
American Growth Fund, Inc. Series One

Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.
Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
Security Transactions and Related Investment Income - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis which is the same basis used for federal income tax purposes.
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Securities Valuations – As described in note 1, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.
The three levels of inputs are:
Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The following is a summary of the inputs used, as of July 31, 2017, in valuing the Fund’s assets carried at fair value:

Equity	Level 1	Level 2	Level 3	Total
Common Stock	$16,778,046	0	0	$16,778,046

The industry classifications of Level 1 investments are included in the Statement of Investments.
There were no transfers in to or out of Level 1 or Level 2 for the year ended July 31, 2017.
Transfers between levels are recognized at the end of the reporting period.

Annual Report For the year ended July 31, 2017

Series One – Page 21

Notes to Financial Statements American Growth Fund, Inc. Series One

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

		Year Ended	Year Ended
	July 31,2017		July 31,2016
	Shares	Amount	Shares	Amount
Class A:
Sold	480,127)	2,164,068)	104,302)	$1,012,459)
Dividends and distributions
reinvested	-)	-)	-	-
Redeemed	(261,961)	(1,226,684)	(178,460)	(1,044,837)
Net increase (decrease)	218,166)	937,384)	(74,158)	$(32,378)
Class B:
Sold	502)	1,959)	1,867)	$13,968)
Dividends and distributions
reinvested	-)	-)	-	-
Redeemed	(3,035)	(12,007)	(4,200)	(90,467)
Net decrease	(2,533)	(10,048)	(2,333)	$(76,499)
Class C:
Sold	73,052)	292,970)	130,092)	$372,993)
Dividends and distributions
reinvested	-)	-)	-	-
Redeemed	(137,842)	(554,185)	(123,990)	(358,352)
Net decrease	(64,790)	(261,215)	6,102)	$14,641)
Class D:
Sold	6,780)	34,650)	14,701)	$5,241)
Dividends and distributions
reinvested	-)	-)	-	-
Redeemed	(125,689)	(610,072)	(95,496)	(633,925)
Net decrease	(118,909)	(575,422)	(80,795)	$(628,684)

3. Realized and Unrealized Gains and Losses on Investments
The identified tax cost basis of investments at July 31, 2017 was $8,692,560. Net unrealized appreciation on investments of $8,085,486, based on identified tax cost as of July 31, 2017, was comprised of gross appreciation of
$8,167,488 and gross depreciation of $(82,002).

4. Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties
Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund's average annual net assets and 0.75%
such assets in excess of $30 million. The Fund pays its own operating expenses.
Class B and Class C shares each are subject to annual service and distribution fees of 1.00% of average daily net assets. Class A shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets.
For the year ended July 31, 2017 commissions and sales charges paid by investors on the purchase of Fund shares totaled $24,041 of which $3,759 was retained by World Capital Brokerage, Inc. ("WCB"), an affiliated broker/dealer which serves as the underwriter and distributor of the Fund. Sales charges advanced to broker/dealers by WCB on sales of the Fund's Class B and C shares totaled $2,996 of which $711 was retained by WCB. For the year ended July

Series One – Page 22

Annual Report For the year ended July 31, 2017

Notes to Financial Statements
American Growth Fund, Inc. Series One

31, 2017, WCB received contingent deferred sales charges of $711 upon redemption of Class B and C shares, as reimbursement for sales commissions advanced by WCB upon the sale of such shares. No payments were made the Fund to WCB for brokerage commission on securities transactions.
Certain officers of the Fund are also officers of WCB and IRC. For the year ended July 31, 2017, the Fund paid directors' fees of $15,917, expenses of $40,750, and the audit chair $6,619 for review.
For the year ended July 31, 2017, under an agreement with IRC, the Fund was charged $219,810 for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund.
addition, the Fund was charged $115,793 by an affiliated company of IRC for the rental of office space.
Commonwealth Fund Accounting, Inc., an indirect wholly-owned subsidiary of Commonwealth Shareholder Services,
Inc., serves as the Fund’s fund accountant and, in that capacity, performs daily pricing and various other accounting services for the Fund. Commonwealth Fund Services, Inc., also an indirect wholly-owned subsidiary of Commonwealth
Shareholder Services, Inc., serves as the Fund’s transfer agent and dividend disbursing agent. For the year ended
July 31, 2017, the Fund incurred $60,000 and $59,059 in accounting and transfer agent fees, respectively. A Director the Fund served as Treasurer and Director of Commonwealth Shareholder Services, Inc. and resigned as a director
March 16, 2017. During his period as a Director the Fund incurred $45,000 and $43,991 in accounting and transfer agent fees, respectively.
5. Federal Income Tax Matters
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains for federal income tax purposes, taxable as ordinary income to shareholders.
At July 31, 2017, the Fund had available for federal income tax purposes an unused capital loss carryover of
$9,812,999, $6,545,554 expires in 2018, and $3,267,445 expires 2019. The Fund utilized $664,828 of non-expiring long term capital loss carryover. $147,917 of non-expiring short-term capital loss carryover, and $295,732 of capital loss carryover as of July 31, 2017.
The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations
Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.
Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day
Fund’s next taxable year.
As of July 31, 2017 the components of accumulated loss on a tax-basis were as follows:

Capital loss carry forward	(9,812,999)
Unrealized appreciation	8,085,486
(1,727,513)

6. Subsequent Events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

7. Review of Affiliated Company’s Expenses – The Fund’s Audit Committee reviews, on a monthly and quarterly basis, the details of each expense incurred by the Fund in order to determine the appropriateness. These expense are then presented to the Fund’s Board of Directors for review and approval at the next quarterly Board Meeting.
For the year ended July 31, 2017 the Fund paid to its affiliated companies, World Capital Brokerage, Inc. $18,835, Investment
Research Corporation $75,887, and Fidelity Leasing, Inc. $46,220 for both Series 1 and Series 2 for services they provided to the Fund and its shareholders. These payments resulted in these affiliated companies earning profits totaling World Capital
Brokerage, Inc. $(696), Investment Research Corporation $(62,330), and Fidelity Leasing, Inc. $(216) from both Series 1 and
Series 2.

Annual Report For the year ended July 31, 2017

Series One – Page 23

Notes to Financial Statements American Growth Fund, Inc. Series One

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of
American Growth Fund, Inc. Series One

We have audited the accompanying statement of assets and liabilities of American Growth Fund, Inc.,
Series One (the “Fund”), a series of American Growth Fund, Inc., including the statement of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight
Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Growth Fund, Inc. Series One as of July 31, 2017,
the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 29, 2017

Series One – Page 24

Annual Report For the year ended July 31, 2017

Notes to Financial Statements American Growth Fund, Inc. Series One

Analysis of Expenses (unaudited)
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A and D shares or contingent deferred sales charges ("CDSC") with respect to Class B and C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The tables below are based on an investment of $1,000 invested on August 1, 2016 and held for the year ended July 31, 2017.

Actual expenses
This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

For the year ended July 31, 2017

	Actual
	Total Return
	Without	Beginning	Ending	Expenses
	Sales	Account	Account	Paid During
	Charges(1)	Value	Value	The Year(2)
Class A	11.82%	$1,000.00	$976.51	$141.69
Class B	11.05%	$1,000.00	$954.32	$156.18
Class C	10.82%	$1,000.00	$952.34	$155.86
Class D	12.04%	$1,000.00	$985.11	$135.29

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or D shares or the applicable Contingent
Deferred Sales Charges ("CDSC") with respect to Class B or C Shares.
(2) Expenses are equal to the annualized expense ratio of 12.67%, 14.06%, 14.06% and 12.08% for the Fund’s Class
A, B, C, and D shares, respectively.

Hypothetical example for comparison purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class B and C shares. Therefore, the table is useful in

Annual Report For the year ended July 31, 2017

Series One – Page 25

Notes to Financial Statements American Growth Fund, Inc. Series One

comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Series One – Page 26

Annual Report For the year ended July 31, 2017

Notes to Financial Statements

American Growth Fund, Inc. Series One

For the year ended July 31, 2017

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid Expenses
	Return	Value	Value	The Year(1)
Class A	5.00%	$1,000.00	$895.30	$129.91
Class B	5.00%	$1,000.00	$881.02	$144.18
Class C	5.00%	$1,000.00	$881.02	$144.18
Class D	5.00%	$1,000.00	$901.41	$123.80

(1) Expenses are equal to the annualized expense ratio 12.67%, 14.06%, 14.06% and 12.08% for the Fund’s Class A, B, C, and D shares, respectively.

Allocation of Portfolio Assets (unaudited)
(Calculated as a percentage of Net Assets)
July 31, 2017
Sector Breakdown
Diversified Company Industry	10.92%
Machinery Industry	8.33%
Biotechnology Industry	7.87%
Entertainment Industry	7.29%
Cable TV Industry	7.28%
Computer Software and Services Industry	7.07%
Semiconductor Capital Equipment	6.71%
Insurance Industry (Life)	5.25%
Pharmacy Services	4.96%
Computer & Peripherals Industry	4.02%
Railroad	3.46%
Environmental Industry	3.05%
Insurance Industry	3.05%
Drug	3.02%
Semiconductor Industry	2.79%
Online Media	2.30%
Chemicals	1.75%
Computer Hardware	1.58%
Retail Store	1.54%
Oilfield Services/Equipment	1.24%
Application Software	1.13%
Farm & Construction Machinery Industry	0.94%
Restaurants	0.90%
Home Improvement Stores	0.77%
Banks	0.69%
Steel	0.58%
Insurance (Property and Causality)	0.37%
Retail (Defensive)	0.33%
Business Services	0.20%
Insurance (Specialty)	0.19%
Investments - Common Stocks	99.58%
Cash and Receivables, less Liabilities	0.42%
Total Net Assets	100.00%

Annual Report For the year ended July 31, 2017		Series One – Page 27

NOTICE TO SHAREHOLDERS at July 31, 2017 (Unaudited)
How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-525-2406 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period
Ended June 30, 2017

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available without charge, upon request, by calling 1-800-525-2406.
Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at
http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Form N-Q is also available by calling 1-800-525-2406.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited) (as of July 31, 2017)
The day-to-day operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund´s Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Fund.
The following information about the interested directors2 of the Fund includes their principal occupations for the past five years:

			Principal		Number of	Other
Name, Address,	Position(s) Held Term of Office[1]		Occupation(s)		Portfolios in	Directorships
		and Length of			Fund Complex	Held by
and Age	with Fund		During Past 5
		Time Served			Overseen by	Director for the
			Years		Director	Past Five Years
Principal
financial and
			accounting			Director of
Timothy E. Taggart,			officer,			World Capital
1636 Logan Street,	President,	Since April	employee of			Brokerage, Inc.
Denver, CO	Director and				2
DOB: October 18,	Treasurer	2004	Adviser since			and Investment
			1983	. See		Research
1953			below for			Corporation
affiliation with
Distributor.

Series One – Page 28

Gerald Opalinski,			Owner of Opal
			Financial
3465 Route 130 N,		From August			Director of
			Services. See
Harrison City, PA	Director	2013 to August		2	Manor Bank
			below for
DOB: June 28,		2017			until May 2017

1953			affiliation with
			Distributor.

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

					Number of	Other

	Position(s)	Term of		Principal	Portfolios in	Directorships
Name, Address,		Office1 and		Occupation(s)	Fund	Held by
Held with
and Age		Length of		During Past 5	Complex	Director for
	Fund	Time Served		Years	Overseen by	the Past Five
					Director	Years

Eddie R. Bush,	Director, Audit
1400 W. 122nd	Committee
Ave., Suite 100,	Chairman	Since		Certified
Westminster, CO	(financial	September		Public	2	None
DOB: December	expert), Lead	1987		Accountant
31, 1939	Independent
Director

Harold Rosen, 1		From
Middle Road,				Owner of Bi-
December
Englewood, CO	Director			Rite Furniture	2	None
		1995	to
DOB: July 4,				Stores.
1927		August 2017

Mark Bomber,	Director and
1011 S. Valentia				United
	Audit	Since August
Street #91,				Airlines Flight	2	None
	Committee	2013
Denver, CO DOB: Member				Officer
October 18, 1964
Darrell E. Bush,

2714 West 118th		Since
Ave,	Director	September		Accountant	2	None
Westminster, CO		2013
DOB: February
19, 1971

Series One – Page 29

Michael L.					World Capital

Gaughan, 115	Chief				Brokerage,
		Since	Employee of
Carlisle Pl.,	Compliance				Inc. and
		September	the Fund	N/A
Dorchester, NJ	Officer and				Investment
		2004	since 1995.
DOB: November	Secretary				Research

29, 1967					Corporation

Patricia A. Blum,

1636 Logan			Employee of		World Capital
	Vice	Since June
Street, Denver,			the Fund	N/A	Brokerage,
	President	2013
CO DOB: June			since 2001.		Inc.

27, 1959

1. Trustees and officers of the fund serve until their resignation, removal or retirement.
2. Timothy Taggart and Gerald Opalinski are "interested persons” of the Fund as defined by the
Investment Company Act of 1940 because of the following position which they hold.

Timothy Taggart is the sole shareholder, president and a director of Investment Research Corporation. He is also president and a director of World Capital Brokerage, Inc., the Distributor.
Gerald Opalinski is a registered representative of World Capital Brokerage, Inc.
None of the above named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund
Complex.
The Fund's Statement of Additional Information includes additional information about the Fund's trustees, and is available without charge upon request by calling 1-800-525-2406.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

*On September 21, 2017 the Board of Director, including a majority of the Directors who are not interested persons of the Fund, met and after a full discussion of the reasons justifying continuing the current
Investment Advisory Agreement until the next in-person meeting of the Fund’s Board, voted to extend the current Investment Advisory Agreement until a special meeting of the Board of Directors of the American
Growth Fund, Inc. to be held October 31, 2017.

The process whereby the Board of Directors at its meeting on September 22, 2016, considered, approved extension for another year of the Investment Advisory Agreement between the Fund and Investment
Research Corporation is described in detail in section of the Fund’s January 31, 2017, Semi-Annual
Report to Shareholders entitled Board Approval of Investment Advisory Agreement (Unaudited). If any
Fund shareholder would like to receive another copy of this Semi-Annual Report, they can request one by contacting a Fund Shareholder Services Representative in writing at American Growth Fund, Inc. 1636
Logan Street, Denver, CO 8020,or by telephone at 800-525-2406.

Series One – Page 30

HYPOTHETICAL PERFORMANCE CHARTS (unaudited)
The following charts compare the change in value of a $10,000 investment in the American Growth Fund versus the
Standard and Poors 500. Returns reflect a sales load for Class A and D while Class B and C are without a sales load.
Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance data to the most recent month end can be obtained by calling 1-800-525-2406.

Series One – Page 31

On 3/1/96, the Fund adopted a multi-class distribution arrangement to issue additional classes of shares, designated as
Class A, Class B and Class C shares. Shares existing prior to 3/1/96 became Class D shares. Class A and Class D shares are subject to a maximum front-end sales charge of 5.75%, Class B shares are subject to a maximum contingent deferred sales charge of 5% and Class C shares are subject to a 1% contingent deferred sales charge within the first year of purchase. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class A shares, 1% of its average daily net assets of its Class B shares, and 1% of its average daily net assets of its Class C shares. Class D shares have no 12b-1 fees. Performance figures for Class D shares include the 5.75% initial sales charge and assume the reinvestment of income dividends and capital gain distributions. Performance quoted represents past performance. The investment return and principal value of an investment will fluctuate so that the investors shares, when redeemed, may be worth more or less than their original cost. This material must be preceded or accompanied by a current prospectus. If you have not received, or need a current prospectus, please feel free to call for one at 1-800-525-2406. Please read the prospectus carefully before investing. Period ending 07/31/2017. For current performance figures please call 1-800-525-2406.

			5 years	10 years
	1	year	annualized	annualized
Class D without load	12.04%		12.59%	3.94%
Class D with load*	5.68%		11.23%	3.32%
Class A without load	11.82%		12.26%	3.64%
Class A with load*	5.35%		10.92%	3.03%
Class B without load	11.05%		11.40%	2.94%
Class C without load	10.82%		11.47%	2.92%
*Includes a 5.75% sales charge based on a $10,000 initial purchase.

TRANSFER AGENT: Fund Services, Inc., 8730 Stony Point Parkway, Stony Point Bldg. III - Suite # 205, Richmond, Va. 23235
CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106
RETIREMENT PLAN CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City,
MO 64106
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Tait, Weller & Baker LLP, 1818 Market St., Suite 2400,
Philadelphia, PA 19103
LEGAL COUNSEL: Jones & Keller, 1999 Broadway, Suite 3150, Denver, CO 80202
UNDERWRITER/DISTRIBUTOR: World Capital Brokerage, Inc., 1636 Logan Street, Denver, CO 80203

OFFICERS AND DIRECTORS		INVESTMENT ADVISORS
Timothy E. Taggart	President and Director	Investment Research Corporation
Eddie R. Bush	Director	1636 Logan Street
Mark Bomber	Director	Denver, CO 80203
Darrell E. Bush	Director	OFFICERS AND DIRECTORS
Patricia A. Blum	Vice President	Timothy E. Taggart	President, Treasurer, and
Michael L. Gaughan	Chief Compliance Officer		Director
	and Corporate Secretary	Michael L. Gaughan	Vice President,
Secretary
and Director
		Patricia A. Blum	Vice President

9/2017

Series One – Page 32